UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2007

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       0-28839                                             13-1964841
(Commission File Number)                       (IRS Employer Identification No.)


180 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK                             11788
(Address of Principal Executive Offices)                            (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(c) In connection with Audiovox's acquisition of Thomson's Americas consumer electronics accessory business, on January 29, 2007, Audiovox's Board of Directors elected Mr. David Geise, 56 years old, Senior Vice President, General Manager of the Audiovox Accessory Division. Mr. Geise served in various sales and operational capacities at Thomson, including Vice President of Consumer Accessory Solutions from 2001 to December of 2004, Vice President, Connectivity Business Development from January 2005 thru August 2005, President of Thomson Multimedia Canada Limited from September 2005 thru January 2007 and Vice President, International-Americas, from June 2006 thru January 2007.













                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        AUDIOVOX CORPORATION (Registrant)



Date:    February 1, 2007                By: /s/ Charles M. Stoehr
                                         -------------------------------
                                             Charles M.  Stoehr
                                             Senior Vice President and
                                                 Chief Financial Officer




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